Exhibit 32.2



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Harvey Electronics, Inc. (the "Company") on Form 10-QA for the third quarter ended July 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joseph J. Calabrese, Chief Financial Officer certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   1. The Report fully complies with the  requirements  of  Section 13 (a) or 15
      (d) of the Securities and Exchange Act of 1934, as amended; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.









/s/ Joseph J. Calabrese
-----------------------
Joseph J. Calabrese
Executive Vice President,
Chief Financial Officer,
Treasurer & Secretary
November 27, 2007